UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21614

Eaton Vance Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2005

Item 1. Reports to Stockholders

Semiannual Report March 31, 2005
EATON VANCE ENHANCED EQUITY INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•   Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•   None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•   Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•   We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and it’s underlying Portfolio will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling
1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2005

INVESTMENT UPDATE

The Fund

Walter A. Row
Lewis R. Piantedosi
Eaton Vance Management

David R. Fraley
Ronald M. Egalka
Rampart Investment
Management

•    We are pleased to welcome shareholders of Eaton Vance Enhanced Equity Income Fund (the Fund), a diversified, closed-end investment company traded on the New York Stock Exchange under the symbol EOI. The Fund’s primary objective is to provide current income, with a secondary objective of capital appreciation. To reach these objectives, the Fund uses a systematic program of covered call option writing in order to enhance the returns and dampen the volatility of its underlying stock portfolio.

•    Based on share price, the Fund had a total return of 7.18% for the period from inception on October 29, 2004, to March 31, 2005. This return resulted from an increase in share price from $19.10 (offering price of $20 per share, less all commissions) on October 29, 2004, to $20.05 on March 31, 2005, and the reinvestment of $0.411 per share in distributions.

•    Based on net asset value (NAV), the Fund had a total return of 3.98% for the period from inception on October 29, 2004, to March 31, 2005. That return was the result of an increase in NAV per share from $19.10 (offering price, less all commissions) on October 29, 2004, to $19.45 on March 31, 2005, and the reinvestment of $0.411 per share in distributions.

Management Discussion

•    During the five-month period ending March 31, 2005, the Fund succeeded in meeting its goal of attractive monthly distributions and capital appreciation based primarily on the performance of its underlying stocks. In so doing, the Fund outperformed the S&P 500 Index based on share price.(1) Among the Portfolio’s common stock holdings, those in the health care and energy sectors contributed positively to performance, while stocks in materials and information technology were among the weaker performers. A covered call strategy typically underperforms in strong up markets while seeking to outperform in flat and down markets.

•    The Fund holds a broadly diversified portfolio consisting of 70-100 stocks; approximately 65% are large market caps and 35% are mid-caps. In selecting stocks for purchase, our team of research analysts focuses on companies with above-average growth and financial strength. Stocks are selected with a valuation sensitivity, and a sell discipline is employed to further limit risk. Option premiums and, to a smaller extent, common stock dividends are the source for the Fund’s distributions. While the Fund is authorized to utilize leverage, the Fund has no current intention to do so.

•    The Fund writes (sells) covered call options on a substantial portion of its stock holdings. As the writer of stock options, the Fund receives initial payments (premiums) in exchange for giving the options buyers the right to acquire the associated stocks at specified exercise prices on or before specified expiration dates. Writing covered call options involves a tradeoff between the options premiums received and reduced participation in potential stock appreciation.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1) It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

FUND PERFORMANCE

•    The Fund’s strategy relies on stock selection and price target objectives set by Eaton Vance’s equity research team, in concert with Rampart Investment Management’s options optimization models. To allow for capital appreciation, the Fund varies the amount of option written on its common stock holdings. For stocks considered to have significant upside potential, the Fund expects generally to write initially on a smaller portion of the underlying position. If the stock price rises, the options contracts are normally rolled to higher strike prices. This allows for both increased cash flows and higher target share price realization. Equities considered to have less upside potential may be more fully written. If the stock price falls, the Fund may look to “cover” or buy back the options sold. Depending on the stock’s fundamental outlook, the Fund may then exit the position, write more options toward a new target or write fewer options allowing the stock to recover to its original target. During the Fund’s first 5 months, it has written call option contracts covering, on average, 65-70% of stock portfolio assets.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Performance

Average Annual Total Returns (by share price, New York Stock Exchange)

Life of Fund (10/29/04)	7.18%

Average Annual Total Returns (at net asset value)

Life of Fund (10/29/04)	3.98%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund has no current intention to utilize leverage, but may do so in the future through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Common Stock Sector Allocation*

By total investments

Health Care	20.22%

Information Technology	19.14%

Financials	15.49%

Consumer Discretionary	13.70%

Consumer Staples	9.96%

Energy	8.63%

Industrials	8.63%

Materials	3.29%

Telecommunications Services	0.94%

*Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks - 99.9%
Security	Shares	Value
Advertising - 1.5%
Getty Images, Inc.(1)	86,600	$6,158,126
Lamar Advertising Co.(1)	125,000	5,036,250
		$11,194,376
Aerospace & Defense - 2.4%
General Dynamics Corp.	83,800	$8,970,790
Northrop Grumman Corp.	167,800	9,057,844
		$18,028,634
Apparel - 2.3%
Jones Apparel Group, Inc.	145,100	$4,859,399
Nike, Inc., Class B	150,500	12,538,155
		$17,397,554
Auto and Parts - 0.9%
BorgWarner, Inc.	147,700	$7,190,036
		$7,190,036
Beverages - 2.3%
Anheuser-Busch Cos., Inc.	133,600	$6,331,304
PepsiCo, Inc.	212,500	11,268,875
		$17,600,179
Biotechnology - 3.8%
Amgen, Inc.(1)	123,700	$7,200,577
Genzyme Corp.(1)	132,600	7,590,024
Gilead Sciences, Inc.(1)	237,700	8,509,660
Medimmune, Inc.(1)	252,800	6,019,168
		$29,319,429
Commercial Banks - 7.2%
Bank of New York Co., Inc. (The)	320,000	$9,296,000
North Fork Bancorporation, Inc.	356,850	9,899,019
Sovereign Bancorporation, Inc.	311,600	6,905,056
SunTrust Banks, Inc.	159,000	11,459,130
Synovus Financial Corp.	263,000	7,327,180
Wells Fargo & Co.	175,400	10,488,920
		$55,375,305

Security	Shares	Value
Communications Equipment - 4.9%
Avaya, Inc.(1)	870,000	$10,161,600
Cisco Systems, Inc.(1)	371,100	6,638,979
Corning, Inc.(1)	948,100	10,552,353
Research in Motion Ltd.(1)	133,000	10,163,860
		$37,516,792
Computer Software - 4.8%
Microsoft Corp.	369,000	$8,918,730
Oracle Corp.(1)	527,200	6,579,456
SAP AG ADR	291,100	11,667,288
VERITAS Software Corp.(1)	394,000	9,148,680
		$36,314,154
Computers & Peripherals - 1.1%
International Business Machines Corp.	95,600	$8,735,928
		$8,735,928
Diversified Telecommunication Services - 0.9%
Sprint Corp.	315,300	$7,173,075
		$7,173,075
Electrical Equipment - 1.7%
Emerson Electric Co.	201,900	$13,109,367
		$13,109,367
Electronic Equipment & Instruments - 4.9%
Agilent Technologies, Inc.(1)	276,200	$6,131,640
Fisher Scientific International(1)	90,100	5,128,492
Flextronics International Ltd.(1)	882,300	10,622,892
Jabil Circuit, Inc.(1)	287,100	8,188,092
L-3 Communications Holdings, Inc.	104,400	7,414,488
		$37,485,604
Entertainment - 1.4%
Carnival Corp.	204,100	$10,574,421
		$10,574,421
Financial Services - 9.0%
Accenture Ltd., Class A(1)	430,300	$10,391,745
American Express Co.	198,800	10,212,356
Citigroup, Inc.	237,600	10,677,744

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Financial Services (continued)
Countrywide Financial Corp.	199,000	$6,459,540
E*Trade Financial Corp.(1)	557,800	6,693,600
Goldman Sachs Group, Inc.	125,100	13,759,749
Paychex, Inc.	319,800	10,495,836
		$68,690,570
Health Services - 4.9%
Caremark Rx, Inc.(1)	263,500	$10,482,030
HCA, Inc.	176,800	9,471,176
Quest Diagnostics, Inc.	60,300	6,339,339
UnitedHealth Group, Inc.	116,300	11,092,694
		$37,385,239
Industrial Conglomerates - 1.3%
Tyco International Ltd.	285,300	$9,643,140
		$9,643,140
Insurance - 2.6%
Aflac, Inc.	224,000	$8,346,240
MGIC Investment Corp.	108,000	6,660,360
WellPoint, Inc.(1)	41,800	5,239,630
		$20,246,230
Machinery - 1.3%
Deere & Co.	144,900	$9,727,137
		$9,727,137
Media - 2.0%
Time Warner, Inc.(1)	418,500	$7,344,675
Walt Disney Co.	273,100	7,846,163
		$15,190,838
Medical Products - 3.0%
Baxter International, Inc.	177,000	$6,014,460
Boston Scientific Corp.(1)	302,700	8,866,083
Charles River Laboratories International, Inc.(1)	171,900	8,086,176
		$22,966,719

Security	Shares	Value
Metals-Industrial - 2.5%
Alcoa, Inc.	315,200	$9,578,928
Inco Ltd.(1)	239,900	9,548,020
		$19,126,948
Mining - 0.8%
Newmont Mining Corp.	142,100	$6,003,725
		$6,003,725
Oil and Gas - 4.8%
BP PLC ADR	175,900	$10,976,160
ConocoPhillips	78,600	8,476,224
GlobalSantaFe Corp.	256,600	9,504,464
Marathon Oil Corp.	172,700	8,103,084
		$37,059,932
Oil and Gas-Equipment and Services - 1.2%
Williams Co., Inc. (The)	472,200	$8,882,082
		$8,882,082
Oil and Gas-Exploration and Production - 2.6%
Chesapeake Energy Corp.	226,300	$4,965,022
Halliburton Co.	215,100	9,303,075
Noble Energy, Inc.	82,900	5,638,858
		$19,906,955
Personal Products - 4.1%
Colgate-Palmolive Co.	139,000	$7,251,630
Estee Lauder Cos., Inc. (The), Class A	238,400	10,723,232
Gillette Co. (The)	260,700	13,160,136
		$31,134,998
Pharmaceuticals - 7.1%
Allergan, Inc.	71,600	$4,974,052
Biovail Corp.(1)	476,000	7,178,080
IVAX Corp.(1)	518,000	10,240,860
Valeant Pharmaceuticals International	369,000	8,309,880
Watson Pharmaceuticals, Inc.(1)	325,700	10,008,761
Wyeth Corp.	321,300	13,552,434
		$54,264,067

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Retail-Food and Drug - 3.6%
CVS Corp.	233,000	$12,260,460
Walgreen Co.	338,700	15,045,054
		$27,305,514
Retail-General - 2.4%
Dollar General Corp.	500,000	$10,955,000
Target Corp.	140,200	7,012,804
		$17,967,804
Retail-Specialty and Apparel - 3.3%
Bed Bath and Beyond, Inc.(1)	257,500	$9,409,050
Home Depot, Inc. (The)	171,200	6,546,688
Polo Ralph Lauren Corp.	233,200	9,048,160
		$25,003,898
Semiconductors & Semiconductor Equipment - 2.3%
Broadcom Corp., Class A(1)	258,400	$7,731,328
Linear Technology Corp.	136,100	5,213,991
Maxim Integrated Products, Inc.	115,500	4,720,485
		$17,665,804
Transportation - 1.0%
Swift Transportation Co., Inc.(1)	359,200	$7,952,688
		$7,952,688
Total Common Stocks (identified cost $737,939,789)		$763,139,142

Short-Term Investments - 3.5%
Security	Principal Amount (000's omitted)	Value
General Electric Co. Commercial Paper, 2.83%, 4/1/05	$24,974	$24,974,000
Investors Bank and Trust Company Time Deposit, 2.85%, 4/1/05	1,979	1,979,000
Total Short-Term Investments (at amortized cost, $26,953,000)		$26,953,000
Total Investments - 103.4% (identified cost $764,892,789)		$790,092,142
Other Assets, Less Liabilities - (3.4)%		$(25,913,526)
Net Assets - 100.0%		$764,178,616

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2005

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of March 31, 2005

Assets
Investments, at value (identified cost, $764,892,789)	$790,092,142
Cash	6,770
Receivable for investments sold	1,127,558
Receivable from the Investment Adviser	7,500
Dividends and interest receivable	339,348
Receivable for option premiums	627,073
Total assets	$792,200,391
Liabilities
Written options outstanding, at value (premiums $30,205,538)	$27,667,885
Payable for option premiums	37,103
Accrued expenses	316,787
Total liabilities	$28,021,775
Net assets applicable to common shares	$764,178,616
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 39,289,381 shares issued and outstanding	$392,894
Additional paid-in capital	749,381,655
Undistributed net realized gain (computed on the basis of identified cost)	1,230,725
Distributions in excess of net investment income earned to date	(14,563,664)
Net unrealized appreciation (computed on the basis of identified cost)	27,737,006
Net assets applicable to common shares	$764,178,616
Net Asset Value Per Common Share
($764,178,616 ÷ 39,289,381 common shares issued and outstanding)	$19.45

Statement of Operations

For the Period Ended
March 31, 2005(1)

Investment Income
Dividends (net of foreign taxes, $9,968)	$4,523,019
Interest	438,464
Total investment income	$4,961,483
Expenses
Investment adviser fee	$3,192,745
Custodian fee	93,061
Printing and postage	68,252
Transfer and dividend disbursing agent fees	32,039
Legal and accounting services	27,181
Amortization of organization expenses	7,500
Miscellaneous	17,056
Total expenses	$3,437,834
Deduct - Reduction of custodian fee	$2,717
Reduction of investment adviser fee	14,572
Expense reimbursement	7,500
Total expense reductions	$24,789
Net expenses	$3,413,045
Net investment income	$1,548,438
Realized and Unrealized Gain (Loss)
Net realized gain (loss) - Investment transactions (identified cost basis)	$(1,885,452)
Written options	3,116,177
Net realized gain	$1,230,725
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$25,199,353
Written options	2,537,653
Net change in unrealized appreciation	$27,737,006
Net realized and unrealized gain	$28,967,731
Net increase in net assets from operations	$30,516,169

(1)  For the period from the start of business, October 29, 2004, to March 31, 2005.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended March 31, 2005 (Unaudited)(1)
From operations - Net investment income	$1,548,438
Net realized gain from investment transactions and written options	1,230,725
Net change in unrealized appreciation (depreciation) from investments and written options	27,737,006
Net increase in net assets from operations	$30,516,169
Distributions to shareholders - From net investment income	$(16,112,102)
Total distributions to shareholders	$(16,112,102)
Capital share transactions - Proceeds from sale of shares(2)	$747,990,887
Reinvestment of distributions to shareholders	2,433,931
Offering cost	(750,269)
Net increase in net assets from capital share transactions	$749,674,549
Net increase in net assets	$764,078,616
Net Assets
At beginning of period	$100,000
At end of period	$764,178,616
Accumulated distributions in excess of net investment income included in net assets
At end of period	$(14,563,664)

(1)  For the period from the start of business, October 29, 2004, to March 31, 2005.

(2)  Proceeds from sales of shares net of sales load paid of $35,212,500.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2005

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated
	Period Ended March 31, 2005 (Unaudited)(1)(2)
Net asset value - Beginning of period(3)	$19.100
Income (loss) from operations
Net investment income	$0.040
Net realized and unrealized gain	0.741
Total income from operations	$0.781
Less distributions
From net investment income	$(0.411)
Total distributions	$(0.411)
Common share offering costs	$(0.020)
Net asset value - End of period	$19.450
Market value - End of period	$20.050
Total Investment Return on Net Asset Value(4)	3.98%
Total Investment Return on Market Value(4)	7.18%
Ratios/Supplemental Data†
Net assets end of period (000's omitted)	$764,179
Net expenses	1.06	%(5)
Net investment income	0.48	%(5)
Portfolio Turnover	18%

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):

Expenses	1.07	%(5)
Net investment income	0.47	%(5)
Net investment income per share	$0.039

(1)  For the period from the start of business, October 29, 2004, to March 31, 2005.

(2)  Computed using average common shares outstanding.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5)  Annualized.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated August 31, 2004. The Fund's primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing primarily in a portfolio of large- and mid-capitalization common stocks, seeking to invest primarily in companies with above-average growth and financial strength. Under normal market conditions, the Fund will seed to generate current earnings from option premiums by selling covered call options on a substantial portion of its portfolio securities. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation - Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income - Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D  Written Options - Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is

Eaton Vance Enhanced Equity Income Fund as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

E  Offering Costs - Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

F  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications - Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other - Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed on the specific identification of the securities sold.

I  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

J  Interim Financial Statements - The interim financial statements relating to the period from the start of business, October 29, 2004 to March 31, 2005 have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, necessary for the fair presentation of the financial statements.

2  Distribution to Shareholders

The Fund intends to make monthly distributions of net investment income and at least one distribution annually of all or substantially all of its net realized capital gains, if any. Shareholders may reinvest all distributions in shares of the same class of the Fund at the net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 1.00% annually of average daily gross assets of the Fund. For the period from the start of business, October 29, 2004 to March 31, 2005, the advisory fee amounted to $3,192,745. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund's options strategy to Rampart Investment Management Company (Rampart). EVM pays Rampart a portion of the advisory fee for sub-advisory services provided to the Fund EVM serves as administrator to the Fund, but currently receives no compensation for providing administrative services to the Fund.

The Adviser has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the period from the start of business, October 29, 2004 to March 31, 2005, the Investment Adviser waived $14,572 of its advisory fee.

EVM has agreed to reimburse the Fund for costs incurred in the Fund's organization. For the period from the start of business, October 29, 2004, to March 31, 2005 EVM reimbursed the Fund $7,500 in organization expenses.

Eaton Vance Enhanced Equity Income Fund as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, October 29, 2004, to March 31, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $883,786,388 and $139,885,247 respectively, for the period from the start of business, October 29, 2004, to March 31, 2005.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at March 31, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$764,892,789
Gross unrealized appreciation	$43,983,410
Gross unrealized depreciation	(18,784,057)
Net unrealized appreciation	$25,199,353

6  Common Shares of Beneficial Interest

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

Period Ended March 31, 2005(1)
Sales	39,165,704
Issued to shareholders electing to receive payments of distributions in Fund shares	123,677
Net increase	39,289,381

(1) For the period from the start of business, October 29, 2004, to March 31, 2005.

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at March 31, 2005 is as follows:

Call Options Written
Type of Contract	Number of Contracts	Premium Received	Value
Accenture Ltd., Class A, Expires 05/21/05, Strike 25.00	1,965	$230,880	$(157,200)
Aflac Inc., Expires 08/20/05, Strike 40.00	1,100	141,598	(88,000)
Agilent Technologies, Inc., Expires 05/21/05, Strike 22.50	945	172,457	(85,050)
Alcoa Inc., Expires 07/16/05, Strike 30.00	780	136,496	(156,000)
Allergan Inc., Expires 7/16/05, Strike 75.00	716	495,814	(107,400)
American Express Co., Expires 07/16/05, Strike 55.00	850	97,748	(85,000)
Amgen Inc., Expires 7/16/05, Strike 60.00	1,237	701,974	(265,955)
Anheuser-Busch Co., Inc., Expires 06/18/05, Strike 50.00	500	54,999	(12,500)
Avaya, Inc., Expires 06/18/05, Strike 12.50	3,425	374,844	(205,500)
Bank of New York Co. (The), Inc., Expires 07/16/05, Strike 32.00	1,180	105,018	(23,600)
Baxter International, Inc., Expires 08/20/05, Strike 35.00	1,770	305,315	(265,500)
Bed Bath and Beyond, Inc., Expires 5/21/05, Strike 40.00	1,290	170,919	(32,250)
Biovail Corp., Expires 04/16/05, Strike 15.00	1,950	310,321	(97,500)
Borgwarner, Inc., Expires 7/16/05, Strike 50.00	1,250	646,854	(231,250)
Boston Scientific Corp., Expires 8/20/05, Strike 30.00	1,605	296,773	(304,950)

Eaton Vance Enhanced Equity Income Fund as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Type of Contract	Number of Contracts	Premium Received	Value
BP PLC ADR, Expires 4/16/05, Strike 60.00	1,755	$321,017	$(465,075)
Broadcom Corp., Class A, Expires 05/21/05, Strike 30.00	1,600	667,978	(312,000)
Caremark Rx, Inc., Expires 06/18/05, Strike 40.00	1,500	232,102	(307,500)
Carnival Corp., Expires 7/16/05, Strike 50.00	1,050	391,112	(367,500)
Charles River Laboratories International, Inc., Expires 05/21/05, Strike 45.00	920	320,241	(225,400)
Chesapeake Energy Corp., Expires 4/16/05, Strike 15.00	1,163	235,351	(802,470)
Cisco Systems, Inc., Expires 7/16/05, Strike 17.50	855	119,696	(106,875)
Citigroup, Inc., Expires 09/17/05, Strike 50.00	2,376	461,119	(95,040)
Colgate-Palmolive Co., Expires 8/20/05, Strike 50.00	1,390	371,813	(514,300)
ConocoPhillips, Expires 05/21/05, Strike 105.00	560	195,193	(324,800)
Corning, Inc., Expires 5/21/05, Strike 12.50	6,560	642,340	(65,600)
Countrywide Financial, Expires 7/16/05, Strike 35.00	1,100	156,112	(159,500)
CVS Corp., Expires 5/21/05, Strike 50.00	2,330	485,905	(815,500)
Deere & Co., Expires 9/17/05, Strike 70.00	1,449	546,146	(449,190)
Dollar General Corp., Expires 05/21/05, Strike 22.00	2,660	247,744	(106,400)
E*Trade Financial Corp., Expires 7/16/05, Strike 12.00	2,460	182,034	(206,640)
Emerson Electric Co., Expires 9/17/05, Strike 70.00	2,019	387,934	(222,090)
Estee Lauder Co., Inc. (The), Class A, Expires 7/16/05, Strike 45.00	1,720	610,680	(352,600)
Fisher Scientific International, Expires 6/18/05, Strike 60.00	900	199,717	(180,000)
Flextronics International Ltd., Expires 4/16/05, Strike 12.50	5,980	702,633	(149,500)
General Dynamics Corp., Expires 05/21/05, Strike 105.00	565	246,311	(226,000)
Genzyme Corp., Expires 7/16/05, Strike 60.00	1,326	646,404	(397,800)

Type of Contract	Number of Contracts	Premium Received	Value
Getty Images, Inc., Expires 7/16/05, Strike 65.00	866	$569,376	$(692,800)
Gilead Sciences, Inc., Expires 05/21/05, Strike 32.00	1,060	325,939	(402,800)
Gillette Co. (The), Expires 9/17/05, Strike 50.00	2,607	686,879	(664,785)
GlobalSantaFe Corp., Expires 7/16/05, Strike 35.00	2,566	795,973	(975,080)
Goldman Sachs Group, Expires 04/16/05, Strike 105.00	1,250	365,616	(675,000)
Halliburton Co., Expires 4/16/05, Strike 40.00	2,151	790,466	(709,830)
HCA, Inc., Expires 05/21/05, Strike 45.00	860	152,645	(756,800)
Home Depot, Inc., Expires 05/21/05, Strike 42.50	1,150	169,619	(17,250)
Inco Ltd., Expires 04/16/05, Strike 35.00	1,100	123,747	(528,000)
International Business Machines Corp., Expires 7/16/05, Strike 90.00	550	174,619	(209,000)
Ivax Corp., Expires 6/18/05, Strike 17.50	2,350	498,030	(669,750)
Jabil Circuit, Inc., Expires 9/17/05, Strike 27.50	2,871	493,629	(890,010)
Jones Apparel Group, Inc., Expires 5/21/05, Strike 35.00	950	65,548	(52,250)
L-3 Communications Holding, Inc., Expires 7/16/05, Strike 70.00	1,044	488,065	(438,480)
Lamar Avertising Co., Expires 4/16/05, Strike 40.00	575	208,436	(46,000)
Linear Technology Corp., Expires 05/21/05, Strike 40.00	715	101,884	(53,625)
Marathon Oil Corp., Expires 4/16/05, Strike 40.00	1,240	183,181	(855,600)
Maxim Intergrated Products, Inc., Expires 05/21/05, Strike 40.00	405	116,434	(97,200)
Medimmune, Inc., Expires 06/18/05, Strike 25.00	1,165	125,233	(106,015)
MGIC Investment Corp., Expires 06/18/05, Strike 65.00	665	124,294	(89,775)
Microsoft Corp., Expires 7/16/05, Strike 25.00	1,100	89,015	(66,000)
Newmont Mining Corp., Expires 06/18/05, Strike 45.00	820	166,045	(86,100)

Eaton Vance Enhanced Equity Income Fund as of March 31, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Type of Contract	Number of Contracts	Premium Received	Value
Nike, Inc., Expires 4/16/05, Strike 85.00	1,505	$643,366	$(112,875)
Noble Energy, Inc., Expires 05/21/05, Strike 65.00	829	163,722	(373,050)
North Fork Bancorporation, Inc., Expires 08/20/2005, Strike 30.00	2,005	178,459	(120,300)
Northrop Grumman Corp., Expires 05/21/05, Strike 55.00	1,678	115,778	(176,190)
Oracle Corp., Expires 09/17/05, Strike 13.00	720	77,397	(54,000)
Paychex, Inc., Expires 6/18/05, Strike 32.50	2,040	200,787	(295,800)
PepsiCo, Inc., Expires 7/16/05, Strike 55.00	2,125	355,926	(201,875)
Polo Ralph Lauren Corp., Expires 7/16/05, Strike 40.00	2,332	659,771	(314,820)
Quest Diagnostics, Inc., Expires 5/21/05, Strike 100.00	603	181,364	(410,040)
Research in Motion, Expires 06/18/05, Strike 75.00	700	524,934	(574,000)
SAP AG ADR, Expires 06/18/05, Strike 40.00	1,370	297,177	(226,050)
Sovereign Bancorporation, Inc., Expires 4/16/05, Strike 22.50	995	89,961	(24,875)
Sprint Corp., Expires 5/21/05, Strike 25.00	3,153	281,238	(94,590)
Suntrust Banks, Inc., Expires 7/16/05, Strike 75.00	1,590	236,894	(182,850)
Swift Transportation Co., Inc., Expires 4/16/05, Strike 20.00	3,590	481,369	(861,600)
Synovus Financial Corp., Expires 5/21/05, Strike 25.00	895	223,880	(264,025)
Target Corp., Expires 4/16/05, Strike 50.00	770	134,746	(73,150)
Time Warner, Inc., Expires 7/16/05, Strike 18.00	3,650	556,606	(255,500)
Tyco International Ltd., Expires 4/16/05, Strike 35.00	2,205	364,775	(44,100)
UnitedHealth Group, Expires 06/18/05, Strike 90.00	595	278,153	(476,000)
Valeant Pharmaceuticals, Expires 06/18/05, Strike 25.00	1,775	381,591	(62,125)
Veritas Software Corp., Expires 05/21/05, Strike 22.00	3,940	1,290,307	(709,200)

Type of Contract	Number of Contracts	Premium Received	Value
Walgreen Co., Expires 4/16/05, Strike 40.00	3,387	$1,064,194	$(1,591,890)
Walt Disney Co. (The), Expires 7/16/05, Strike 27.50	2,731	498,396	(614,475)
Watson Pharmaceuticals, Inc., Expires 05/21/05, Strike 30.00	3,257	512,960	(667,685)
Wells Fargo & Co., Expires 7/16/05, Strike 65.00	1,754	77,173	(43,850)
Williams Co., Inc. (The), Expires 5/21/05, Strike 17.50	2,905	241,674	(566,475)
Wyeth Corp., Expires 7/16/05, Strike 45.00	3,213	666,675	(224,910)
	Total	$30,205,538	$(27,667,885)

Written call options activity for the period ended March 31, 2005 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	-	$-
Options written	265,696	53,898,931
Options terminated in closing purchase transactions	(94,314)	(18,374,897)
Options exercised	(17,369)	(4,075,900)
Options expired	(6,840)	(1,242,596)
Outstanding, end of period	147,173	$30,205,538

At March 31, 2005, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Eaton Vance Enhanced Equity Income Fund

INVESTMENT MANAGEMENT

Officers
Duncan W. Richardson
President
Thomas E. Faust Jr.
Vice President
James B. Hawkes
Vice President and Trustee
Lewis R. Piantedosi
Vice President
Walter A. Row, III
Vice President
Alan R. Dynner
Secretary
James L. O'Connor
Treasurer
Paul M. O'Neil
Chief Compliance Officer	Trustees Benjamin C. Esty Samuel L. Hayes, III William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

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Investment Adviser and Administrator of Eaton Vance Enhanced Equity Income Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.
Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

Eaton Vance Enhanced Equity Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2285-5/05	CE-EEIFSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders.  The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders.  On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation.  The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists.  If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended September 30, is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 9. Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Enhanced Equity Income Fund

By:	/s/ Duncan W. Richardson

Duncan W. Richardson
President

Date:	May 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James L. O’Connor
James L. O’Connor
Treasurer

Date:	May 18,2005

By:	/s/ Duncan W. Richardson

Duncan W. Richardson
President

Date:	May 18, 2005